UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 3, 2019

Date of Report (Date of earliest event reported)

RAIT Financial Trust

(Exact name of Registrant as specified in its charter)

Commission File Number 1-14760

Maryland	23-2919819
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania 19103

(Address of principal executive offices)

(Zip Code)

(215) 207-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 4, 2019, RAIT Financial Trust (“RAIT”) and certain of its direct and indirect subsidiaries (the “Sellers”) and CF RFP Holdings LLC (“Buyer”) entered into an Amendment No. 1 (the “Amendment”) to the Equity and Asset Purchase Agreement, dated August 30, 2019, by and among the Sellers and the Buyer (the “Purchase Agreement”), that was previously disclosed on the Current Report on Form 8-K filed by RAIT with the Securities and Exchange Commission on September 3, 2019.

The Amendment, among other things, (i) provides for an additional deposit by the Buyer in the amount of $8,721,000 if Buyer is the winning bidder or back-up bidder in the auction contemplated by the Purchase Agreement or if there is no such auction and (ii) adds a mechanism to adjust the purchase price for approved expenses associated with certain new, renewed, modified or amended leases that with the consent of Buyer are entered into by a Seller or an affiliate of Seller after the date of the Amendment and prior to the closing of the transactions contemplated by the Purchase Agreement. The Amendment further provides that if Buyer does not approve a proposed new, renewed, modified or amended lease or, if Buyer approves a proposed new, renewed, modified or amended lease, but does not approve all expenses associated therewith, Sellers will not be in breach of the Purchase Agreement for the consequences of the determination not to enter into such new, renewed, modified or amended lease or make such unapproved payments, as applicable. The foregoing description is only a summary and is qualified in its entirety by the full text of the Amendment, which will be filed as an exhibit to RAIT’s next quarterly filing on Form 10-Q or another appropriate report.

Item 8.01.	Other Events.

As previously reported by RAIT, RAIT was unable to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019 (the “Q1 10Q”) and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 (the “Q2 10Q”) by their respective prescribed due dates without unreasonable effort or expense because RAIT required additional time to complete an evaluation of whether its investments in preferred equity interests should be accounted for as loans, equity method investments or debt securities. Historically, RAIT has accounted for its preferred equity interests as loans.

As previously reported by RAIT, on August 14, 2019, RAIT sent a written submission (the “OCA Submission”) requesting accounting guidance from the Office of the Chief Accountant of the Securities and Exchange Commission (the “OCA”) regarding the accounting treatment for its preferred equity interests. On October 3, 2019, the OCA informed RAIT that, based upon the facts and circumstances described in the OCA Submission and a subsequent discussion with RAIT’s management and RAIT’s auditor, the OCA does not object to RAIT accounting for such preferred equity interests under the loan accounting guidance (i.e., FASB ASC 310).

As previously reported by RAIT, on August 30, 2019, RAIT and certain of its affiliates filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware which cases are being jointly administered under the caption In re: RAIT Funding, LLC, a Delaware limited liability company, et. al. Case No. 19-11915 (BLS) (the “Chapter 11 Case”). In light of the OCA’s guidance and in accordance with RAIT’s fiduciary duties as a debtor-in-possession under the Bankruptcy Code, RAIT is evaluating its options with respect to addressing the reporting requirements of the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, RAIT’s statements regarding the anticipated timing of filing of the Form 10-Q. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in RAIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, whether RAIT will be able to avail itself of modified reporting requirements which may affect whether and when RAIT files the Q1 10Q, the Q2 10Q or other future similar reports; the timing and outcome of the Chapter 11 Case; and other risks and uncertainties described in RAIT’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for RAIT to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Form 8-K. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by RAIT or any other person that RAIT’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on RAIT’s forward-looking statements, and RAIT undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: October 9, 2019	By:	/s/ John J. Reyle

Name: John J. Reyle
Title: Chief Executive Officer, President and General Counsel